Supplement to the
Fidelity® Diversified International Fund
Class K
February 24, 2009
Prospectus

After the close of business on Monday, March 30, 2009, shares of Fidelity Diversified International Fund will be available to new accounts. Accordingly, the second paragraph under the heading "Buying Shares" on page 12 will no longer be applicable.

DIF-K-09-01 March 23, 2009
1.882817.101

Supplement to
Fidelity's Broadly Diversified International Equity Funds
February 24, 2009
Prospectus

Fidelity® Worldwide Fund is comprised of multiple classes of shares. References to the fund are deemed to include class where applicable.

After the close of business on Monday, March 30, 2009, shares of Fidelity Diversified International Fund will be available to new accounts. Accordingly, the first paragraph in the "Shareholder Information" section on page 12, the first paragraph under the heading "Buying Shares" on page 14 and the eighth bullet in the "Selling Shares" section on page 15 will no longer be applicable.

IBD-09-02 March 23, 2009
1.474896.135